Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes	Income taxes
Accounting Policy
The asset and liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the tax effect of incurred net operating losses and for tax consequences attributable to differences between the balance sheet carrying amounts of existing assets and liabilities and their respective tax bases. If it is more likely than not that the carrying amounts of deferred tax assets will not be realized, a valuation allowance is recorded for the differences. Tax expense includes current taxes on profit as well as actual or potential withholding taxes on current and expected income from group companies.
Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Consolidated Statements of Operations in the period that includes the enactment date.
We assess uncertain tax positions based on a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. While we believe we have appropriate support for the positions taken on our tax returns, we regularly assess the potential outcomes of examinations by tax authorities in determining the adequacy of our provision for income taxes, and adjust the income tax provision, income taxes payable and deferred taxes in the period in which the facts that give rise to a revision become known.
The components of the provision for income taxes are as follows:

Year ended December 31	2017[1]	2018[1]	2019
(in millions)	€	€	€

Netherlands	2,076.6	2,602.0	2,441.2
Foreign	312.8	335.0	324.6
Income before taxes	2,389.4	2,937.0	2,765.8

Provision for income taxes current	(349.3)	(433.5)	(305.5)
Provision for income taxes deferred	61.9	9.7	74.8
Provision for income taxes Netherlands	(287.4)	(423.8)	(230.7)

Provision for income taxes current	(35.3)	(210.1)	(118.4)
Provision for income taxes deferred	16.6	282.3	157.4
Provision for income taxes Foreign	(18.7)	72.2	39.0

Total provision for income taxes current	(384.5)	(643.5)	(423.9)
Total provision for income taxes deferred	78.5	291.9	232.2
Provision for income taxes	(306.0)	(351.6)	(191.7)

1.
In 2017 and 2018, Provision for income taxes deferred included the tax expense related to changes in the uncertain tax positions, which has been corrected into Provision for income taxes current. The impact is a reclassification for 2018 of €57.0 million from Provision from income taxes deferred to Provision from income taxes current, which is split €50.4 million from Netherlands and €6.6 million from Foreign. The impact is a reclassification for 2017 of €17.5 million from Provision from income taxes deferred to Provision from income taxes current, which includes €6.3 million from Netherlands and €11.2 million from Foreign. The reclassification does not have an impact on the Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income, Consolidated Balance Sheets, Consolidated Statements of Shareholders’ Equity or Consolidated Statements of Cash Flows.

The Dutch statutory tax rate was 25.0% in 2019, 2018 and 2017. Tax amounts in other jurisdictions are calculated at the rates prevailing in the relevant jurisdictions.
The reconciliation of the provision for income taxes is as follows:

Year ended December 31	2017		2018		2019
(in millions)	€	%[1]	€	%[1]	€	%[1]

Income before income taxes	2,389.4	100.0%	2,937.0	100.0%	2,765.8	100.0%
Income tax provision based on ASML’s domestic rate	(597.4)	25.0%	(734.3)	25.0%	(691.4)	25.0%
Effects of tax rates in foreign jurisdictions	21.0	(0.9)%	15.4	(0.5)%	5.0	(0.2)%
Adjustments in respect of tax exempt income	24.0	(1.0)%	6.2	(0.2)%	7.2	(0.3)%
Adjustments in respect of tax incentives	263.1	(11.0)%	311.8	(10.6)%	351.0	(12.7)%
Adjustments in respect of prior years’ current taxes	(38.3)	1.6%	(1.2)	—%	46.7	(1.7)%
Adjustments in respect of prior years’ deferred taxes	40.9	(1.7)%	3.3	(0.1)%	9.8	(0.4)%
Movements in the liability for unrecognized tax benefits	(17.4)	0.7%	(57.2)	1.9%	(16.9)	0.6%
Tax effects in respect to HMI restructuring	—	—%	115.3	(3.9)%	89.8	(3.2)%
Change in valuation allowance	(11.9)	0.5%	(28.5)	1.0%	7.6	(0.3)%
Equity method investments	—	—%	(14.5)	0.5%	(19.7)	0.7%
Other (credits) and non tax deductible items	10.0	(0.4)%	32.1	(1.1)%	19.2	(0.7)%
Provision for income taxes	(306.0)	12.8%	(351.6)	12.0%	(191.7)	6.9%

1.	As a percentage of income before income taxes.
Income tax provision based on ASML’s domestic rate
The provision for income taxes based on ASML’s domestic rate is based on the Dutch statutory income tax rate. It reflects the provision for income taxes that would have been applicable assuming that all of our income is taxable against the Dutch statutory tax rate and there are no permanent differences between taxable base and financial results and no Dutch tax incentives are applied.
Effects of tax rates in foreign jurisdictions
A portion of our results is realized in countries other than the Netherlands where different tax rates are applicable. The effect can differ from year to year depending on the profit before tax in foreign jurisdictions.
Adjustments in respect of tax exempt income
In certain jurisdictions part of the income generated is tax exempted. The higher effect in 2019 compared to 2018 is caused by a small increasing level of income reported at the level of ASML Hong Kong.
Adjustments in respect of tax incentives
Adjustments in respect of tax incentives mainly relates to a reduced tax rate as a result of application of the Dutch Innovation Box. The Innovation box is a facility under Dutch corporate tax law pursuant to which qualified income associated with R&D is subject to an effective tax rate of 7.0%. The innovation box benefit is determined according to Dutch laws and published tax policy, the application of which has been confirmed in an agreement among ASML and the Dutch tax authorities, which agreement applies for the years 2017 through 2023 assuming facts and circumstances do not change.
Furthermore this category includes the benefit of US Tax Reform through the Foreign Derived Intangible Income (FDII) deduction at the level of our US group companies. The FDII deduction is a facility under US corporate tax law which reduces the effective tax rate on qualifying income. The higher effect in 2019 compared to 2018 is mainly caused by an increase in the FDII deduction in the US.
Adjustments in respect of prior years’ current taxes
The movements in the adjustments in respect of prior years’ current taxes relate to differences between the initially estimated income taxes and final corporate income tax returns filed, which to a main extent are offset with corresponding adjustments in prior years' deferred taxes (movement in temporary differences). Other main driver for the 2019 movement is an increase in the FDII deduction as taken into account in our 2018 tax filing in the US.
Adjustments in respect of prior years’ deferred taxes
The movements in the adjustments in respect of prior years’ deferred taxes once again relate to differences between the initially estimated income taxes and final corporate income tax returns filed. Hereby the 2017 movement is explained by an agreement with the Dutch tax authorities to amortize certain IP over their useful life time rather than in the year of acquisition, which is mirrored in the adjustment in respect of 2017 prior years’ current taxes. The 2019 movement is mainly driven by the capitalization of R&D expenses for tax purposes in the US, which is mirrored by an adjustment in prior years' current taxes.
Movements in the liability for unrecognized tax benefits
In 2019, similar to prior years 2018 and 2017, the effective tax rate was impacted by movements in the liability for unrecognized tax benefits.
Tax effects in respect to HMI restructuring
The 2019 and 2018 tax effects are driven by an internal restructuring of our HMI group companies. As a result of this internal restructuring the deferred tax liabilities on intangible assets that were initially included in the business combination accounting for HMI have been released during 2018. Furthermore a deferred tax asset has been recognized in 2019 for book to tax differences on intangible fixed assets transferred as part of the internal restructuring.
Change in valuation allowance
The higher effect in 2019 compared to 2018 is mainly caused by a release of a valuation allowance as initially recorded for tax credits at the level our group companies in the US.
Equity method investments
This line includes the income tax expense relating to our equity investment in Carl Zeiss SMT Holding GmbH & Co. KG The higher effect in 2019 compared to 2018 is mainly caused by an increase of the profit before tax of the equity investment.
Other credits and non-tax deductible items
Other credits and non-tax deductible items reflect the impact on our statutory rates of permanent non-tax deductible items such as non-deductible interest expense, and non-deductible meals and entertainment expenses, as well as the impact of various tax credits on our provision for income taxes.
US Tax Reform
The 2017, 2018 and 2019 year-end tax positions calculated also reflect the regulations of US Tax Reform, thereby taking into account the most recent guidance issued by US government. In regard to GILTI and BEAT, an election has been made to treat this as a period permanent item.
Income taxes recognized directly in shareholders’ equity
Income taxes recognized directly in shareholders’ equity (including OCI) are as follows:

Income tax recognized in shareholders’ equity	2017	2018	2019
(in millions)	€	€	€
Current tax
OCI (financial instruments)	(2.3)	(1.4)	(1.0)
Tax benefit from share-based payments	—	—	—

Deferred tax
OCI (equity method investments)	—	(0.9)	(6.1)
Total income tax recognized in shareholders’ equity	(2.3)	(2.3)	(7.1)

Liability for unrecognized tax benefits and deferred taxes
The liability for unrecognized tax benefits (including accrued interest and penalties) and total deferred tax position recorded on the Consolidated Balance Sheets is as follows:

As of December 31	2018	2019
(in millions)	€	€
Liability for unrecognized tax benefits	(208.7)	(227.1)
Deferred tax position	193.8	438.0
Deferred and other tax assets (liabilities)	(14.9)	210.9

Liability for unrecognized tax benefits
We have operations in multiple jurisdictions, where we are subject to the application of complex tax laws. Application of these complex tax laws may lead to uncertainties on tax positions. We aim to resolve these uncertainties in discussions with the tax authorities. We reserve for unrecognized tax benefits in line with the requirements of ASC 740, which requires us to estimate the potential outcome of any uncertain tax position. Our estimate for the potential outcome of any uncertain tax position is highly judgmental. We believe that we have adequately provided for uncertain tax positions. However, settlement of these uncertain tax positions in a manner inconsistent with our expectations could have a material impact on our Consolidated Financial Statements.
Consistent with the requirements of ASC 740, as of December 31, 2019, the liability for unrecognized tax benefits including interest and penalties amounts to €227.1 million (2018: €208.7 million) which is classified as Deferred and other tax liabilities. If recognized, these tax benefits would affect our effective tax rate for approximately equal amounts.
Expected interest and penalties related to income tax liabilities have been accrued for and are included in the liability for unrecognized tax benefits and in the provision for income taxes. The balance of accrued interest and penalties recorded in the Consolidated Balance Sheets as of December 31, 2019 amounts to €76.6 million (2018: €68.5 million). Accrued interest and penalties recorded in the Consolidated Statements of Operations of 2019 amount to €9.0 million (2018: €32.6 million; 2017: €4.2 million).
A reconciliation of the beginning and ending balance of the liability for unrecognized tax benefits (excluding interest and penalties) is as follows:

As of December 31	2018	2019
(in millions)	€	€

Balance, January 1	(113.9)	(140.4)
Gross increases – tax positions in prior period	(27.4)	(21.3)
Gross decreases – tax positions in prior period	10.3	2.2
Gross increases – tax positions in current period	(21.9)	(18.9)
Acquisitions through business combinations	—	—
Settlements	—	—
Lapse of statute of limitations	13.9	28.7
Effect of changes in exchange rates	(1.4)	(1.0)
Total liability for unrecognized tax benefits	(140.4)	(150.7)

We conclude our allowances for tax contingencies to be appropriate. Based on the information currently available, we estimate that the liability for unrecognized tax benefits will decrease by €34.0 million (excluding interest and penalties) within the next 12 months, mainly as a result of expiration of statute of limitations.
We file income tax returns with the Dutch tax authority, the U.S. federal government, various U.S. states, and various foreign jurisdictions throughout the world. Our Dutch tax returns are open to examination for the years 2014 to 2019. In addition our U.S. federal and state tax returns remain open to examination for the years 2015 through 2019. We are routinely subject to examinations and audits from tax and other authorities in the various jurisdictions in which we operate, including the US and the Netherlands. We are currently subject to an audit by Korean tax and customs authorities, the outcome of which we cannot predict at this time. We believe that adequate amounts of taxes and related interest and penalties have been provided for, and any adjustments as a result of examinations are not expected to have a material adverse effect.
Deferred taxes
The composition of total deferred tax assets and liabilities reconciled to the classification in the Consolidated Balance Sheets is as follows:

Deferred taxes	January 1, 2019	Other	Consolidated Statements of Operations	Effect of changes in exchange rates	Income tax recognized in shareholders’ equity	December 31, 2019
(in millions)	€	€	€	€	€	€
Deferred tax assets:
Capitalized R&D expenditures	1.7	—	189.0	2.2	—	192.9
R&D & other credits	70.5	—	(11.1)	1.4	—	60.8
Inventories	52.9	—	(0.2)	(3.4)	—	49.3
Deferred revenue	150.3	—	(92.4)	(1.1)	—	56.8
Accrued and other liabilities	40.5	—	31.4	1.5	—	73.4
Installation and warranty reserve	13.3	—	(1.3)	0.3	—	12.3
Tax effect carry-forward losses	8.5	—	3.4	0.6	—	12.5
Property, plant and equipment	19.4	—	9.0	4.4	—	32.8
Lease liabilities	—	—	8.1	—	—	8.1
Intangible fixed assets	48.7	—	81.1	—	—	129.8
Restructuring and impairment	—	—	—	—	—	—
Alternative minimum tax credits	—	—	—	—	—	—
Share-based payments	7.7	—	0.6	0.2	—	8.5
Other temporary differences	21.7	—	(5.4)	(2.1)	6.1	20.3
Total deferred tax assets, gross	435.2	—	212.2	4.0	6.1	657.5
Valuation allowance [1]	(79.2)	—	7.6	(2.0)	—	(73.6)
Total deferred tax assets, net	356.0	—	219.8	2.0	6.1	583.9

Deferred tax liabilities:
Intangible fixed assets	(119.8)	—	17.9	(2.3)	—	(104.2)
Goodwill	—	—	(6.6)	—	—	(6.6)
Right-of-use assets	—	—	(8.1)	—	—	(8.1)
Property, plant and equipment	(25.7)	—	9.8	0.6	—	(15.3)
Deferred revenue	(0.1)	—	(13.0)	—	—	(13.1)
Borrowing costs long-term debt	(1.5)	—	—	—	—	(1.5)
Other temporary differences	(15.1)	7.4	12.4	(1.8)	—	2.9
Total deferred tax liabilities	(162.2)	7.4	12.4	(3.5)	—	(145.9)

Net deferred tax assets (liabilities)	193.8	7.4	232.2	(1.5)	6.1	438.0

Classified as:
Deferred tax assets – non-current	236.3					445.3
Deferred tax liabilities – non-current	(42.5)					(7.3)
Net deferred tax assets (liabilities)	193.8					438.0

1.	The valuation allowance disclosed above relates to R&D credits and Tax effect carry-forward losses that may not be realized.

Deferred taxes	January 1, 2018	Effects of changes in accounting principles	Consolidated Statements of Operations	Effect of changes in exchange rates	Income tax recognized in shareholders’ equity	December 31, 2018
(in millions)	€	€	€	€	€	€
Deferred tax assets:
Capitalized R&D expenditures	3.2	—	(1.6)	0.1	—	1.7
R&D & other credits	44.1	—	25.2	1.2	—	70.5
Inventories	46.5	—	4.6	1.8	—	52.9
Deferred revenue	21.0	—	128.7	0.6	—	150.3
Accrued and other liabilities	42.7	—	(4.4)	2.2	—	40.5
Installation and warranty reserve	11.1	—	1.6	0.6	—	13.3
Tax effect carry-forward losses	5.7	—	2.8	—	—	8.5
Property, plant and equipment	9.2	8.2	1.8	0.2	—	19.4
Intangible fixed assets	—	51.7	(3.0)	—	—	48.7
Restructuring and impairment	—	—	—	—	—	—
Alternative minimum tax credits	4.5	—	(4.5)	—	—	—
Share-based payments	7.7	—	(0.3)	0.3	—	7.7
Other temporary differences	20.1	2.6	(2.3)	0.4	0.9	21.7
Total deferred tax assets, gross	215.8	62.5	148.6	7.4	0.9	435.2
Valuation allowance [1]	(49.5)	—	(28.5)	(1.2)	—	(79.2)
Total deferred tax assets, net	166.3	62.5	120.1	6.2	0.9	356.0

Deferred tax liabilities:
Intangible fixed assets	(265.1)	—	149.7	(4.4)	—	(119.8)
Property, plant and equipment	(37.9)	—	13.3	(1.1)	—	(25.7)
Deferred revenue	(13.2)	—	13.1	—	—	(0.1)
Borrowing costs	(1.7)	—	0.2	—	—	(1.5)
Other temporary differences	(9.0)	—	(4.5)	(1.6)	—	(15.1)
Total deferred tax liabilities	(326.9)	—	171.8	(7.1)	—	(162.2)

Net deferred tax assets (liabilities)	(160.6)	62.5	291.9	(0.9)	0.9	193.8

Classified as:
Deferred tax assets – non-current	31.7					236.3
Deferred tax liabilities – non-current	(192.3)					(42.5)
Net deferred tax assets (liabilities)	(160.6)					193.8

1.	The valuation allowance disclosed above relates to R&D credits and Tax effect carry-forward losses that may not be realized.
Tax effect carry-forward losses and R&D credits
The deferred tax assets from carry-forward losses and R&D credits recognized as per December 31, 2019 are almost fully reserved. R&D credits for the amount of €40.0 million have no expiration date. The remaining R&D credits of €20.8 million have an expiration date between 2022 and 2034. The carry-forward losses of €106.4 million have an expiration date between 2021 and 2027.
Unrecognized Deferred Tax Liability Related to Investments in Foreign Subsidiaries
In general, it is our practice and intention to reinvest the earnings of our non-Dutch subsidiaries in those operations and distribute only when necessary or opportune by law. The tax implications of distributions by such non-Dutch subsidiaries are dependent on local tax and accounting regulations applying at the moment of actual distribution. As these cannot practicably be determined as of December 31, 2019, no deferred tax liability has been recognized in respect of undistributed profit reserves of the foreign subsidiaries. As of December 31, 2019 the unrecognized temporary difference approximately amounts to €193.7 million.